UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

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[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

Global Gold Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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May 19, 2006
Dear Stockholder:
     You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Global Gold Corporation, which will be held on Thursday, June 15, 2006 at 10:00 a.m. at Global Gold Corporation, located at 45 East Putnam Avenue, Suite 118, Greenwich, Connecticut 06830.
     Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting of Stockholders and the attached Proxy Statement.
     Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy promptly in the accompanying reply envelope. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting.
     We look forward to seeing you at the Annual Meeting.

Sincerely,

Drury J. Gallagher
Chairman and Chief Executive Officer
Greenwich, Connecticut
45 East Putnam Avenue, Suite 118       •      Greenwich, Connecticut 06830
     Tel: 203-422-2300       •      Fax: 203-422-2330
www.globalgoldcorp.com

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
FOR 2006 ANNUAL MEETING OF STOCKHOLDERS
PROPOSAL 1: ELECTION OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE
EXECUTIVE COMPENSATION
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES
OWNERSHIP OF SECURITIES
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
PROPOSAL 3: APPROVAL OF THE GLOBAL GOLD CORPORATION 2006 STOCK INCENTIVE PLAN
OTHER MATTERS

GLOBAL GOLD CORPORATION
45 East Putnam Avenue, Suite 118
Greenwich, Connecticut 06830
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on June 15, 2006

     Notice is hereby given that the 2006 Annual Meeting of Stockholders (the “Annual Meeting”) of Global Gold Corporation (“Global Gold,” the “Company”, “we,” “us,” or “our”) will be held on Thursday, June 15, 2006 at 10:00 a.m. at Global Gold Corporation, located at 45 East Putnam Avenue, Suite 118, Greenwich, Connecticut 06830, for the following purposes:
1.	To elect six (6) directors to serve on our Board of Directors until their respective successors are duly elected and qualified;

2.	To ratify and approve the appointment of Sherb & Co., LLP as our independent auditors for the fiscal year ending December 31, 2006;

3.	To approve the Global Gold Corporation 2006 Stock Incentive Plan; and

4.	To consider and act upon any other matters that may properly be brought before the Annual Meeting and at any adjournments or postponements thereof.
     Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned or to which the Annual Meeting may be postponed.
     The Board of Directors has fixed the close of business on May 11, 2006 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. Only stockholders of record of our common stock, $0.001 par value per share, at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. You are requested to fill in, sign and date the enclosed form of proxy, which is being solicited by the Board of Directors, and to mail it promptly in the enclosed postage-prepaid envelope. Any proxy may be revoked by delivery of a later dated proxy. Stockholders of record who attend the Annual Meeting may vote in person, even if they have previously delivered a signed proxy.

By Order of the Board of Directors

Van Z. Krikorian
Secretary
Greenwich, Connecticut
May 19, 2006
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

GLOBAL GOLD CORPORATION
45 East Putnam Avenue, Suite 118
Greenwich, Connecticut 06830

PROXY STATEMENT

FOR 2006 ANNUAL MEETING OF STOCKHOLDERS
to be held on June 15, 2006
     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Global Gold Corporation (“Global Gold,” the “Company”, “we,” “us,” or “our”) for use at the 2006 Annual Meeting of Stockholders of Global Gold Corporation to be held on June 15, 2006, and at any adjournments or postponements thereof (the “Annual Meeting”). At the Annual Meeting, stockholders will be asked (1) to vote upon the election of six (6) directors to our Board of Directors, (2) to ratify and approve the appointment of Sherb & Co., LLP as our independent auditors for the fiscal year ending December 31, 2006, (3) to approve the Global Gold Corporation 2006 Stock Incentive Plan, and (4) to act upon any other matters that may properly be brought before the Annual Meeting and at any adjournments or postponements thereof.
     This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are first being sent to stockholders on or about May 19, 2006. The Board of Directors has fixed the close of business on May 11, 2006 as the record date for the determination of stockholders entitled to notice, of and to vote at, the Annual Meeting (the “Record Date”). Only stockholders of record of Global Gold’s common stock, $0.001 par value per share (the “Common Stock”), at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 28,670,301 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Holders of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held by them on the Record Date.
     In accordance with Global Gold’s By-laws, the presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. The affirmative vote of the holders of a plurality of the shares of Common Stock cast on the matter at the Annual Meeting (assuming a quorum is present) is required for the election of directors. The affirmative vote of the holders of a majority of the shares of Common Stock cast on the matter at the Annual Meeting (assuming a quorum is present) is required for the ratification of the appointment of our auditors, approval of the Global Gold Corporation 2006 Stock Incentive Plan and the approval of any other matters properly presented at the Annual Meeting. For the purpose of determining whether the stockholders have approved matters other than the election of directors under Delaware law, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. Broker “non-votes,” or proxies from brokers or nominees indicating that such person has not received instructions from the beneficial owner or other person entitled to vote such shares on a particular matter with respect to which the broker or nominee does not have discretionary voting power, are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that matter, but they are counted as present for the purpose of determining the existence of a quorum at the annual meeting.
     Our stockholders are requested to complete, sign, date and promptly return the accompanying Proxy Card in the enclosed postage-prepaid envelope. Shares represented by a properly executed proxy received prior to the vote at the Annual Meeting and not revoked will be voted at the Annual Meeting as directed on the proxy. If a properly executed proxy is submitted and no instructions are given, the proxy will be voted FOR the election of the nominees for director named in this Proxy Statement, FOR ratification of the Board of Directors’ selection of Sherb & Co., LLP as our independent auditors for the fiscal year ending December 31, 2006 and for the approval of the Global Gold Corporation 2006 Stock Incentive Plan. It is not anticipated that any matters other than those set forth in the Proxy Statement will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.
     A stockholder of record may revoke a proxy at any time before it has been exercised by filing a written revocation with the Secretary of Global Gold at our address set forth above, by (i) giving written notice to the Company’s Secretary at the Company’s address indicated above, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Company’s Secretary at or before the Annual Meeting, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will, not in and of itself, constitute revocation of a proxy). Any stockholder of record as of the Record Date attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy. All expenses in connection with the solicitation of these proxies which are estimated to be $7,000 will be borne by the Company.
PLEASE SIGN, DATE AND RETURN IMMEDIATELY

     Global Gold’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, together with Global Gold’s Quarterly Report on Form 10-QSB for the fiscal year quarter ended March 31, 2006, including financial statements for the fiscal year ended December 31, 2005 and the fiscal quarter ended March 31, 2006, accompany these proxy solicitation materials. Copies of the exhibits to such reports may be obtained by contacting the Company’s secretary at: Global Gold Corporation, 45 East Putnam Avenue, Suite 118, Greenwich, Connecticut 06830, Attn: Van Z. Krikorian, Secretary, telephone number: (203) 422-2300.

PROPOSAL 1: ELECTION OF DIRECTORS
     Our Board of Directors currently consists of five (5) members, with each of the directors serving until their successors are duly elected and qualified. The Board has proposed adding one (1) new member to the Board of Directors.
     All six (6) directors will be elected to the Board of Directors at the Annual Meeting to serve until their successors are duly elected and qualified. The Board of Directors has nominated Drury J. Gallagher, Van Z. Krikorian, Nicholas J. Aynilian, Ian C. Hague and Michael T. Mason to serve (the “Current Board Nominees”). Each of the Current Board Nominees is currently serving as a director of Global Gold and were elected at last year’s Annual Meeting. In addition, the Board of Directors has nominated, Mr. Hrayr Agnerian (the “New Board Nominee”, and together with the Current Board Nominees, the “Nominees”) who is not currently serving as a director of Global Gold and was not elected at last year’s Annual Meeting.
     The Board of Directors anticipates that each of the Nominees will serve, if elected, as a director. However, if any person nominated by the Board of Directors is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend. Biographical information regarding the Nominees is listed below.
     The Board of Directors recommends a vote “FOR” the Nominees named above.
Information Regarding Nominees for Director
     The following biographical descriptions set forth certain information with respect to the Nominees based upon information furnished to us by each Nominee:
     Mr. Gallagher, age 67, has served as a director since 1981 and as Chairman, President and Treasurer of Global Gold from 1982 until February 1, 1997 and as Chairman, Chief Executive Officer and Treasurer since that date. Mr. Gallagher was Chief Financial Officer from June 30, 2004 until August 1, 2005 when Mr. Lester Caesar became Chief Financial Officer.
     Mr. Krikorian, age 46, has served as Vice President and General Counsel from June 1, 2003, as a director from January 1, 2004, and as President, General Counsel and Secretary since October 1, 2004. He is an Adjunct Professor of Law at Pace University Law School and is on the International Council of the George Washington University Elliott School. Prior to joining Global Gold, Mr. Krikorian was a partner in the New York office of Vedder, Price, Kaufman & Kammholz LLP from 1998 to 2003 and practiced law with Patterson, Belknap, Webb & Tyler LLP from 1993 to 1998. He represented Global Gold as outside counsel since 1995. In 1992, Mr. Krikorian was Armenia’s Counselor and Deputy Representative to the United Nations.
     Mr. Aynilian, age 42, a director since January 1, 2004, has been Vice-President, Secretary and Treasurer of N.Y. Aynilian & Co., Inc., which is a real estate company, from 1982 to present. He was the founder, President, Secretary and Treasurer of Vanick Properties Incorporated from 1987 to present, and also the founder, President, Secretary and Treasurer of Aynilian Funding Corporation from 1992 to present as well as the founder and Sole Proprietor of N.J.A. Investments from 1986 to present.
     Mr. Hague, age 44, a director since January 11, 2005, is a cofounder of Firebird Management, LLC which manages over $2.5 billion in seven funds. He is the lead manager of Firebird Fund, Firebird New Russia Fund, and Firebird Republics Fund. Mr. Hague serves as a member of the Supervisory Board of the Bank of Georgia and is on the Board of Directors of Amber Trust, a private equity fund specializing in companies in the Baltic States.
     Mr. Mason, age 60, a director since January 1, 2004, has been President, Managing Director, Director, Managing Partner and Principal of MBMI Resources Inc., a Canadian mining company, from 1997 to present. He is also the Managing Partner of Mineral Services LLC from 1999 to the present. In addition, he is the Managing Director and Principal of Tradellion, Inc. from 1997 to present.
     Mr. Agnerian, age 63, has been a Consulting Geologist with Roscoe Postle Associates Inc., in Toronto, Ontario since 1987. As a consultant, he has reviewed mining and exploration projects in Armenia. From 1977 to 1987, he was a Project Geologist and District Geologist with Cameco Corp. (formerly known as Saskatchewan Mining Development). responsible for the management of several exploration projects and the monitoring of numerous partner-operated exploration projects within the Key Lake District of the Athabasca Basin, Saskatchewan. Prior to that, he was a Project Geologist with Serem Ltée and Brinex Ltd. in Montréal and other junior mining companies based in western Canada. Mr. Agnerian is fluent in English, Armenian, French and Spanish, and has a working knowledge in Turkish, Arabic, Dutch, Italian, Portuguese and Russian.
     Section 16(a) Beneficial Ownership Reporting Compliance
     Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities (collectively, “Section 16 reporting persons”), to file with the Securities and Exchange Commission (“SEC”) initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Global Gold. Section 16 reporting persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the copies of such reports furnished to us and on written representations that no other reports were required, during the fiscal year ended December 31, 2005, the Section 16 reporting persons complied with all Section 16(a) filing requirements applicable to them, except that: (i) on April 6, 2005, Forms 3 were filed on behalf of Messrs. Hague and Aynilian to correct omitted filings, (ii) on May 23, 2005, Forms 3 and 4 were filed on behalf of Messrs. Gallagher, Mason, Boghossian, Krikorian and Urguhart to correct omitted filings, (iii) on August 4, 2005, a Form 4 was filed on behalf of Mr. Hague reporting the acquisition of securities that were acquired on July 29, 2005, (iv) on August 8, 2005, a Form 4 was filed on behalf of Mr. Sawikin reporting the acquisition of securities that were acquired on July 29, 2005, (v) on November 1, 2005, Forms 3 were filed on behalf of Mr. Caesar, Mr. Pastorino and Ms. Dulman reporting initial beneficial ownership of securities that were acquired on October 10, 2005, August 12, 2005 and October 10, 2005, respectively; (vi) on November 8, 2005, a Form 3 was filed on behalf of Mr. Cleghorn reporting initial beneficial ownership of securities that were acquired on August 12, 2005; and (vii) on December 9, 2005, a Form 4 was filed on behalf of Mr. Gallagher reporting the sale of securities that were disposed of on October 6, 2005. Since December 31, 2005 based solely on a review of subsequent filings, the other Section 16(a) reporting persons have complied with the Section 16(a) filing requirements through the date of this Proxy Statement. Global Gold’s periodic reports filed during the period included information with respect to the ownership of Common Stock by such persons.
The Board of Directors and Corporate Governance
Board of Directors
     Our Board of Directors currently consists of five (5) directors, as described in “Proposal 1: Election of Directors.” Our Board of Directors believes that there should be a majority of independent directors on the Board of Directors. Our Board of Directors also believes that it is useful and appropriate to have members of management as directors. The current board members include three (3) independent directors and two (2) members of our management.
     The Board of Directors has determined that each of Nicholas J. Aynilian, Ian C. Hague and Michael T. Mason are “independent”, and if elected the Board of Directors has determined that Mr. Agnerian is also “independent”, based on a subjective determination with respect to each independent director that no relationships exist which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment by such director in carrying out the responsibilities of a director.
     Communications from Stockholders to Board Members. Our Board of Directors believes that it is important to offer stockholders the opportunity to communicate with our directors. Stockholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors, Global Gold Corporation, 45 East Putnam Avenue, Suite 118, Greenwich, Connecticut 06830. The name of any intended recipient should be noted in the communication. The Board of Directors has instructed the Secretary, or other employee designated by the Secretary, to forward correspondence to the intended recipients; however, the Board of Directors has also instructed the Secretary, or such employee designated by the Secretary, to review such correspondence and, in his discretion, not to forward items that are deemed commercial, frivolous or otherwise inappropriate for consideration by the Board of Directors. In such cases, correspondence may be forwarded elsewhere for review and possible response.
     The Board of Directors has two standing committees: the Audit Committee and the Compensation Committee. We have not yet formed a nominating committee. The Company intends to form such a committee. Each of our directors participate in the consideration of director nominees. Stockholders are encouraged to recommend individuals for consideration to become nominees to the Board of Directors as set forth under “Stockholder Nominations” below. The Board of Directors uses established criteria for the selection of nominees and reviews the appropriate skills and characteristics required of board members. In evaluating candidates, the Board of Directors considers issues of independence, diversity and expertise in numerous areas, including experience in the gold mining industry, finance, marketing, international experience and culture. The Board of Directors selects individuals of the highest personal and professional integrity who have demonstrated exceptional ability and judgment in their field and who would work effectively with the other directors and nominees to the Board of Directors.
     Stockholder Nominations. Stockholders who wish to recommend individuals for consideration to become nominees for election to the Board of Directors may do so by submitting a written recommendation to: Global Gold Corporation, 45 East Putnam Avenue, Suite

118, Greenwich, Connecticut 06830, Attn: Van Z. Krikorian, Secretary. Submissions must include sufficient biographical information concerning the recommended individual, including age; five-year employment history with job titles, responsibilities, employer names and a description of the employer’s business; whether such individual can read and understand basic financial statements; and board memberships (if any). Each submission must be accompanied by contact information for two business references and a signed, written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. Submissions by shareholders must be received by the Secretary of the Company not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting of stockholders.
The Audit Committee
During 2005, the Audit Committee met four (4) times. The Audit Committee assists the Board of Directors in its oversight of our financial accounting and reporting processes. A copy of the Charter of the Audit Committee which describes this and other responsibilities of the Committee is available on the Company’s website at www.globalgoldcorp.com. In accordance with the Audit Committee Charter, the Audit Committee has the sole authority for the appointment, replacement, compensation, and oversight of the work of our independent auditor, reviews the scope and results of audits with our independent auditors, reviews with management and our auditors our annual and interim operating results, considers the adequacy of our internal controls over financial reporting, our disclosure controls and procedures, considers our auditors independence, and reviews and approves in advance all engagements of any accountant (including the fees and terms thereof). The Audit Committee is also responsible for establishing procedures for the receipt, retention and treatment of complaints regarding our accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.
     The Audit Committee consists of Nicholas J. Aynilian and Michael T. Mason. Each member of the Audit Committee is “independent” under the standards established by the Securities and Exchange Commission (the “SEC”) for members of audit committees and each member is “independent” under the standards set forth by the New York Stock Exchange for its listed companies. The Audit Committee does not include a member who has been determined by our Board of Directors to meet the qualifications of an “audit committee financial expert” in accordance with SEC rules. Global Gold is a development stage company and has not yet been able to attract an “audit committee financial expert” to its Board of Directors.
     Code of Ethics. On April 4, 2005, the Board of Directors adopted a Code of Ethics, as defined by SEC rules (the “Code of Ethics”), which applies to all of our directors, executive officers and employees. The Code of Ethics sets forth our commitment to conduct our business in accordance with the highest standards of business ethics and to promote the highest standards of honesty and ethical conduct by our directors, executive officers and employees. A copy of the Code of Ethics is available on the Company’s website at www.globalgoldcorp.com.
The Compensation Committee
     On May 10, 2006, the Board of Directors adopted a charter for the Compensation Committee (the “Compensation Committee Charter”) a copy of the Charter is attached to this Proxy Statement as Exhibit A and a copy of which is available on the Company’s website at www.globalgoldcorp.com. The Compensation Committee assists the Board of Directors in its oversight of the compensation of the directors and officers of the Company. In accordance with the Charter of the Compensation Committee Charter, the responsibilities of the Compensation Committee are to (i) review and recommend to the Board for approval, compensation (including incentive compensation plans and equity based compensation plans) of the Company’s CEO, executive officers and other key officers; (ii) review and approve general benefits and compensation strategies; (iii) develop and approve all stock ownership, stock option and other equity based compensation plans of the Company; (iv) grant any shares, stock options, or other equity based awards under all equity based compensation plans; and (v) approve the Compensation Committee report included in our proxy statement.
     The Compensation Committee consists of Ian Hague, Nicholas Aynilian, and Michael Mason. Each member of the Compensation Committee is independent under the standards established by the SEC for members of a compensation committee and each member is “independent” under the standards set forth by the New York Stock Exchange for its listed companies.
     Attendance at Board, Audit Committee, Compensation Committee and Annual Stockholders’ Meetings. The Board of Directors met four (4) times during 2005. Each of our directors is expected to attend each meeting of the Board of Directors and any committees on which he serves. With the exception of the Compensation Committee, in 2005, each of our directors attended at least eighty percent (80%) of the meetings of the Board of Directors and of the committees on which he served. We do not currently have a policy requiring attendance of our directors at our annual meetings of stockholders.

Compensation of Directors
     The Board of Directors believes that compensation for our directors should be equity-based compensation. Our independent directors do not receive consulting, advisory or other compensatory fees from us in addition to their compensation as directors.
     In July 2002, our Board of Directors adopted a compensation policy for the directors of awards of shares of Common Stock as set forth in the table below. On January 1, 2005, each of our directors received 50,000 shares of Common Stock in recognition of their ongoing services as directors pursuant to Company’s policy.
Director Annual Common Stock Awards

Award of shares of our Common Stock granted on initial appointment as director	50,000 shares
Award of shares of our Common Stock in recognition of ongoing service (granted each January after the anniversary of appointment)	50,000 shares
Reimbursement of expenses related to board attendance	Reasonable expenses
reimbursed as incurred
REPORT OF THE AUDIT COMMITTEE
     The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.
     The Audit Committee has, among other activities, (i) reviewed and discussed with management our audited annual financial statements for the fiscal year ended December 31, 2005 and interim quarterly results, (ii) discussed with Allen G. Roth, P.A. our former independent auditors, the matters required to be discussed by American Institute of Certified Public Accountants Auditing Standards Board on Auditing Standards No. 61 “Communications with Audit Committees,” (iii) considered the independence of Allen G. Roth, P.A., by having discussions with representatives of Allen G. Roth, P.A., and received a letter from them including disclosures required by the Independence Standards Board Standard No. 1 “Independence Discussions with Audit Committees.” On the basis of the above, the Audit Committee has recommended to the Board of Directors that our audited financial statements for the fiscal year ended December 31, 2005 be included in our Annual Report on Form 10-KSB for the year ended December 31, 2005.
Submitted by the Audit Committee of the Board of Directors
Nicholas J. Aynilian, Chairperson
Michael T. Mason
May 15, 2006

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table shows the total compensation paid for the last three fiscal years to our Chief Executive Officer and the other four most highly compensated executive officers in 2005. The individuals included in the following table are collectively referred to as the “Named Executive Officers.”

	Annual Compensation				Long-Term Compensation Awards
							Securities
			Other Annual		Restricted Stock		Underlying	All Other
Name and Principal Position	Year	Salary	Compensation		Awards		Options/SARs	Compensation
Drury J. Gallagher(1)	2005	$100,000	$45,000	(2)	—		—	—
Chairman, Chief Executive	2004	$100,000	$25,000	(3)	—		—	—
Officer and Treasurer	2003	$45,000	$25,000	(3)	$225,000	(4)	—	—

Van Z. Krikorian(5)	2005	$180,000	$61,000	(6)	$150,000	(8)	—	—
Director, President,	2004	$100,000	$25,000	(7)	—		—
General Counsel and	2003	$103,333	$25,000	(7)	$225,000	(8)	—	—
Secretary

Frank Pastorino	2005	$41,667	—		$41,250	(9)	—	—
Age 29, Director of	2004	—	—		—		—	—
Business Operations,	2003	—	—		—		—	—
Global Gold Mining, LLC, since August 1, 2005

Simon Cleghorn	2005	$41,667	—		$48,750	(10)	—	—
Age 38, Director of Mining	2004	—	—		—		—	—
and Exploration,	2003	—	—		—		—	—
Global Gold Mining, LLC, since August 1, 2005

Ashot Boghossian,	2005	$72,000	—		$15,000	(11)	—	—
Age 41, Regional Director,	2004	$36,000	—		—		—	—
Armenia, Global Gold	2003	$15,000	—		$15,000	(11)	—	—
Mining, LLC since August 1, 2002 2003 and local counsel to Global Gold from 1994 to present; principal, Arax Consulting, Armenia, from 1991 to present

(1)	See additional information on Mr. Gallagher’s background and experience on page 2.

(2)	Mr. Gallagher was awarded 50,000 shares of Common Stock, valued at $.50 per share, as annual compensation for his service as Director. Mr. Gallagher also received $20,000 in cash bonus compensation.

(3)	Mr. Gallagher was awarded 50,000 shares of Common Stock, valued at $.50 per share, as annual compensation for his service as a Director.

(4)	Mr. Gallagher was awarded 900,000 shares of restricted Common Stock, valued at $.25 per share at time of grant, pursuant to his Employment Agreement with the Company in February of 2003. At the end of the 2005 fiscal year, the shares were valued at $1.40 and $184,401 (or 131,715 shares) of restricted shares remain unvested and will vest in 2006. Dividends, if any, will be paid on the restricted stock.

(5)	See additional information on Mr. Krikorian’s background and experience on page 2.

(6)	Mr. Krikorian was awarded 50,000 shares of Common Stock valued at $.50 per share, as annual compensation for his service as Director. Mr. Krikorian also received $36,000 in bonus compensation as contribution to his retirement plan.

(7) Mr. Krikorian was awarded 50,000 shares of Common Stock, valued at $.50 per share, as annual compensation for his service as a Director.
(8) Mr. Krikorian was awarded 900,000 shares of restricted Common Stock, valued at $.25 per share, pursuant to his Employment Agreement with the Company in June of 2003. At the end of the 2005 fiscal year, the shares were valued at $1.40 and, $204,198 (or 145,856 shares) of restricted shares remain unvested and will vest in 2006. In January 2005, Mr. Krikorian was awarded an additional 600,000 shares of restricted Common Stock, valued at $.25 per share, pursuant to his amended and extended employment agreement. At the end of the 2005 fiscal year, the shares were valued at $1.40 and $420,000 (or 300,000 shares) of restricted shares remain unvested and will vest as follows: 300,000 shares in June 2007 and 300,000 shares in June 2008. Dividends, if any, will be paid on the restricted stock.
(9) Mr. Pastorino was awarded 45,000 shares or restricted Common Stock, valued at $.75 per share, pursuant to his Employment Agreement with GGLLC in 2005. At the end of 2005 fiscal year, the shares were valued at $1.40 and $63,000 (or 45000 shares) remain unvested and will vest as follows: 15,000 of the unvested shares will vest on August 1, 2007 and the remaining 15,000 shares will vest on August 1, 2008. In addition, Mr. Pastorino was awarded 5,000 shares of restricted Common Stock, valued at $1.50 per share, pursuant to a restricted stock award agreement dated December 29, 2005 . At the end of the 2005 fiscal year, the shares were valued at $1.40 and $14,000 (or 5,000 shares) of the restricted shares awarded pursuant to the stock award agreement remain unvested and will vest as follows: 2,500 shares on January 1, 2007 and the remaining 2,500 shares will vest on January 1, 2008. Dividends, if any, will be paid on the restricted stock.
(10) Mr. Cleghorn was awarded 45,000 shares or restricted Common Stock, valued at $.75 per share, pursuant to his Employment Agreement with GGLLC in 2005. At the end of 2005 fiscal year, the shares were valued at $1.40 and $63,000 (or 45, 000 shares) and will vest as follows: 15,000 of the unvested shares will vest on August 1, 2007 and the remaining 15,000 shares will vest on August 1, 2008. In addition, Mr. Cleghorn was awarded 10,000 shares of restricted Common Stock, valued at $1.50 and pursuant to a restricted stock award agreement dated December 29, 2005. At the end of the 2005 fiscal year, the shares were valued at $1.40 and $14,000 (or 10,000 shares) of the restricted shares awarded pursuant to the stock award agreement remain unvested and will vest as follows: 5,000 shares on January 1, 2007 and the remaining 5,000 shares will vest on January 1, 2008. Dividends, if any, will be paid on the restricted stock.
(11) Mr. Boghossian was awarded 90,000 shares of restricted Common Stock, valued at $.50 per share, pursuant to his Employment Agreement with the Company in 2003. At the end of the 2005 fiscal year, the shares were valued at $1.40 and $21,000 ( or 15,000 shares) of restricted shares remain unvested and will vest on July 31, 2006. In addition, Mr. Boghossian was awarded 10,000 shares of restricted Common Stock, valued at $1.50 per share, pursuant to a restricted stock award agreement dated December 31, 2005. At the end of the 2005 fiscal year, the shares were valued at $1.40 and $14,000 (or 10,000 shares) of restricted shares awarded pursuant to the stock award agreement remain unvested and will vest as follows: 5000 shares on January 1, 2007 and the remaining 5,000 shares will vest on January 1, 2008. Dividends, if any, will be paid on the restricted stock.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION/SAR VALUES
     The following table provides information on options exercised during 2005, and options held at year end, by the Named Executive Officers.

			Number of Shares		Value of Unexercised
			Underlying Unexercised		In-the-Money Options
			Options at 2005 Year-End		at 2005 Year-End
Shares
	Acquired on	Value
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable		Unexercisable
Drury J. Gallagher Chairman, Chief Executive Officer and Treasurer	—	—	150,000	—	$193,500	(1)	—

Van Z. Krikorian Director, President, General Counsel and Secretary	—	—	—	—	—		—

Frank Pastorino Director of Business Operations, Global Gold Mining, LLC	—	—	—	—	—		—

Simon Cleghorn Director of Mining and Exploration, Global Gold Mining, LLC	—	—	—	—	—		—

Ashot Boghossian Regional Director, Armenia, Global Gold Mining, LLC	—	—	—	—	—		—

(1)	In July 2002, the Company granted options to buy 150,000 shares of Common Stock, at an exercise price of $0.11 per share, to Mr. Gallagher. Of these options issued, 75,000 vested on the first anniversary of the date of issuance, and the remaining 75,000 vested on the second anniversary of the date of issuance. These options expire in July 2007.

Equity Compensation Plan Information
     The following table sets forth certain information about shares of our stock outstanding and available for issuance under the Stock Option Plan of 1995 as of year end. The Stock Option Plan of 1995 expired in June 2005. The table details the number of securities to be issued upon exercise of outstanding options under the Stock Option Plan of 1995, the weighted average exercise price of outstanding options and the number of securities remaining available for future issuance under the Stock Option Plan of 1995.

	Number of	Weighted-
	securities to be	average exercise
	issued upon	price of	Number of securities
	exercise of	outstanding	remaining available
	outstanding	options,	for future issuance
	options, warrants	warrants and	under equity
Plan category	and rights	rights	compensation plans
Equity compensation plans approved by security holders	150,000	$0.11 per share	0
Equity compensation plans not approved by security holders	—	—	—
     The Stock Option Plan of 1995 expired on June 2005. A new plan, the Global Gold Corporation 2006 Stock Incentive Plan is being recommended for approval at the Annual Meeting. The proposed new plan provides for stock grants to any employee, director, consultant, officer or any advisor of the Company. For additional information on the proposed plan, please see page 15.
Employment Agreements
     Drury Gallagher
     As of July 1, 2002, we entered into a four-year employment agreement with Mr. Gallagher. Pursuant to the agreement, we agreed to deliver to Mr. Gallagher 100,000 shares of Common Stock as base compensation for each year during the four-year term, subject to an adjustment each year, as determined by the Board of Directors (i) in an amount equal to the increase in the consumer price index or (ii) up to 10% of the then base compensation. In addition, each officer was entitled to annual bonus compensation under any bonus plan as determined by the Board of Directors.
     As of February 1, 2003, we entered into an amended and restated employment agreement with Mr. Gallagher. The amended and restated employment agreement provided for (i) base compensation of $100,000 per year (subject to payment as cash flow permits) and (ii) a grant of 900,000 shares of Common Stock as a restricted stock award subject to a substantial risk of forfeiture upon termination of his employment with us (other than by death or disability) during the term of the agreement, and which is to be earned, and vest ratably, during such period and (iii) any bonus determined in accordance with any bonus plan approved by the Board of Directors. The Amended and Restated Employment Agreement terminates on June 30, 2006. The Company anticipates renewing Mr. Gallagher’s employment, however the terms of such employment will be determined by the Compensation Committee.
     Van Krikorian
     As of June 1, 2003, we entered into an employment agreement with Mr. Krikorian. The Employment Agreement provides for (i) base compensation of $100,000 per year (subject to payment as cash flow permits) and (ii) a grant of 900,000 shares of Common Stock as a restricted stock award subject to a substantial risk of forfeiture upon termination of his employment with us (other than by death or disability) during the term of the agreement, and which is to be earned, and vest ratably, during such period and (iii) any bonus determined in accordance with any bonus plan approved by the Board of Directors.
     As of January 1, 2005, we amended and extended the employment agreement with Mr. Krikorian for two years. The agreement expires June 30, 2008. The amended compensation terms include an increase in base compensation to $180,000 per year and an additional grant of 600,000 shares of Common Stock as a restricted stock award subject to a substantial risk of forfeiture on the same terms as provided in the original employment agreement.

     Frank Pastorino
     As of August 1, 2005, one of our subsidiaries, GGLLC entered into an employment agreement with Mr. Pastorino to serve as Director of Business Operations of GGLLC. The Mr. Pastorino’s employment agreement expires on July 31, 2008. The employment agreement provides for (i) base compensation of $100,000 per year and (ii) a grant of 45,000 shares of Common Stock as a restricted stock award subject to a substantial risk of forfeiture upon termination of his employment with us (other than by death or disability) during the term of the agreement, and which is to be earned, and vested ratably, during such period and (iii) any bonus determined in accordance with any bonus plan approved by the Board of Directors.
     Simon Cleghorn
     As of August 1, 2005, GGLLC entered into an employment agreement with Mr. Cleghorn to serve as Director of Exploration and Mining. The employment agreement, provide for (i) base compensation of $100,000 per year and (ii) a grant of 45,000 shares of Common Stock as a restricted stock award subject to a substantial risk of forfeiture upon termination of his employment with us (other than by death or disability) during the term of the agreement, and which is to be earned, and vested ratably, during such period and (iii) any bonus determined in accordance with any bonus plan approved by the Board of Directors.
     As of May 1, 2006, we amended and extended the employment agreement with Mr. Cleghorn’s for one year. Mr. Cleghorn’s employment agreement expires on July 31, 2009. The amended compensation terms include an increase in base compensation to $125,000 per year.
     Ashot Boghossian
     On August 1, 2003, we entered into an agreement with Ashot Boghossian to represent Global Gold Mining, LLC (“GGLLC”) as its Regional Director in Armenia. The agreement provides for a monthly fee of $3,000 plus expenses for a term of 3 years and the granting of 90,000 shares of Common Stock as a restricted stock award subject to a substantial risk of forfeiture if the individual terminates his employment with us (other than by death or disability) over the term of the agreement and which is to be earned and vest ratably during such period. The shares were issued on December 10, 2003.
     As of January 1, 2006, we amended the employment agreement with Mr. Boghossian. The amended compensation terms include an increase in base compensation to $72,000 per year.
Certain Material Terms of Employment Agreements with Named Executive Officers

		Original Annual
	Date of	Base	Date of Amended and	Amended Annual Base
Executive	Original Agreement	Salary	Restated Agreement	Salary
Drury J Gallagher	02/01/02	see above	02/01/03	$100,000
Van Z. Krikorian	06/01/03	$180,000	01/01/05	$180,000
Frank Pastorino	08/01/05	$100,000	NA	$100,000
Simon Cleghorn	08/01/05	$100,000	05/01/06	$125,000
Ashot Boghossian	08/01/03	$36,000	01/01/06	$72,000
OWNERSHIP OF SECURITIES
     The following table shows, as of May 11, 2006, information with respect to the beneficial ownership of shares of our Common Stock by each of our current directors or nominees, each of our Named Executive Officers, each person known by us to beneficially own more than 5% of our Common Stock, and all of our directors and executive officers as a group. Beneficial ownership is determined under the rules of the SEC and includes voting or investment power with respect to the securities.
     Unless indicated otherwise below, the address for each listed director and officer is Global Gold Corporation, 45 East Putnam Avenue, Suite 118, Greenwich Connecticut 06830. Except as indicated by footnote, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. The number of shares of Common Stock outstanding used in calculating the percentage for each listed person includes the shares of Common Stock underlying options held by that person that are exercisable within 60 days following May 11, 2006, but excludes shares of Common Stock underlying options or warrants held by any other person. Percentage of beneficial ownership is based on 28,670,301 shares of Common Stock outstanding as of May 11, 2006.

	Amount of Shares and
	Nature of
Name and Address of Beneficial Owner	Beneficial Owner		Percent of Class
Firebird Global Master Fund, LTD c/o Citco Fund Services (Cayman) Ltd Regatta Office Park, West Bay Park P.O. Box 31106, SMB Grand Cayman, Cayman Islands	4,833,333	(1)	15.74%

Farallon Capital Offshore Investors II, LP c/o Farallon Capital Management, L.L.C. One Maritime Plaza Suite 1325 San Francisco, California 94111	3,520,000	(2)	11.91%

Persistency c/o Chasm Lake Management Services, LLC 850 7th Avenue Suite 701 New York, NY 10019	2,666,667	(3)	9.09%

Firebird Republics Fund, LTD c/o Trident Trust Co. (Cayman) Ltd. 1 Capital Place, Box 847 Grand Cayman, Cayman Islands	2,588,1687	(4)	8.72%

Firebird Avrora Fund, LTD c/o Trident Trust Co. (Cayman) Ltd. 1 Capital Place, Box 847 Grand Cayman, Cayman Islands	2,585,000	(5)	8.71%

Farallon Capital Partners LP c/o Farallon Capital Management, L.L.C. One Maritime Plaza Suite 1325 San Francisco, California 94111	1,478,400	(6)	5.09%

Drury J. Gallagher	2,528,453	(7)	8.77%
Van Z. Krikorian	1,650,000	(8)	5.76%
Nicholas J. Aynilian	1,635,000	(9)	5.70%
Michael T. Mason	150,000	(10)	0.52%
Ashot Boghossian	100,000	(11)	*
Ian C. Hague	100,000	(12)	*
Simon James Cleghorn	85,000	(13)	*
Frank Anthony Pastorino	80,000	(14)	*
Dr. W.E.S. Urguhart	64,000		*
Lester S. Caesar	40,000	(15)	*
Jan Dulman	40,000	(16)	*
All executive officers and directors as a group (3 non-officer Directors, 2 Directors who were also executive officers during 2005 and 6 other executive officers)	6,472,453	(17)	22.46%

*	Less than one percent.
(1) This amount includes: (i) 1,500,000 shares of Common Stock issuable upon the exercise of the warrants acquired by Firebird Global Master Fund, LTD (the “Firebird Master Fund”) under the Stock Subscription and Stockholders Agreement dated November 4, 2004 and expire on December 1, 2006, (ii) 500,000 shares of Common Stock issuable upon the exercise of the warrants acquired by Firebird Master Fund pursuant to the Stock Subscription and Stockholders Agreement dated July 29, 2005 and expires on July 31, 2007, and (iii) 33,333 shares of Common Stock issuable upon the exercise of the warrants acquired by the Firebird Master Fund pursuant to the Stock

Subscription and Stockholders Agreement dated April 4, 2006 and expires on April 1, 2008 or sixty (60) days following a determination by the Company that the weighted average trading price of the common shares over a thirty (30) consecutive trading day period commencing after August 1, 2006 is $3.00 or greater. All of the warrants held by the Firebird Master Fund are currently exercisable.
(2) This amount includes 888,000 shares of Common Stock issuable upon exercises of warrants which acquired by Farallon Capital Offshore Investors II LLP pursuant to the Stock Subscription and Stockholders Agreement dated April 4, 2006, which all are currently exercisable. The warrants expire on April 1, 2008 or sixty (60) days following a determination by the Company that the weighted average trading price of the common shares over a thirty (30) consecutive trading day period commencing after August 1, 2006 is $3.00 or greater.
(3) This amount includes 666,667 shares of Common Stock issuable upon the exercise of the warrants acquired by Persistency pursuant to the Stock Subscription and Stockholders Agreement dated March 31, 2006, which are all currently exercisable. The warrants expire on April 1, 2008 or sixty (60) days following a determination by the Company that the weighted average trading price of the common shares over a thirty (30) consecutive trading day period commencing after August 1, 2006 is $3.00 or greater.
(4) This amount includes: (i) 750,000 shares of Common Stock issuable upon the exercise of the warrants acquired by Firebird Republics Fund, LTD (the “Firebird Republics Fund”) pursuant to the Stock Subscription and Stockholders Agreement dated November 4, 2004 and expire on December 1, 2006, and (ii) 250,000 shares of Common Stock issuable upon the exercise of the warrants acquired by Firebird Republics Fund pursuant to the Stock Subscription and Stockholders Agreement dated July 29, 2005 and expires on July 31, 2007. All of the warrants held by the Firebird Republics Fund are currently exercisable.
(5) This amount includes: (i) 750,000 shares of Common Stock issuable upon the exercise of the warrants acquired by Firebird Avrora Fund, LTD (the “Firebird Avrora Fund”) pursuant to the Stock Subscription and Stockholders Agreement dated November 4, 2004, and (ii) 250,000 shares of Common Stock issuable upon the exercise of the warrants acquired by the Firebird Avrora Fund pursuant to the Stock Subscription and Stockholders Agreement dated July 29, 2005 and expires on July 31, 2007. All of the warrants held by Firebird Avora Fund are currently exercisable.
(6) This amount includes 369,600 shares of Common Stock issuable upon exercises of warrants acquired by Farallon Capital Partners LP pursuant to the Stock Subscription and Stockholders Agreement dated April 4, 2001 which are all currently exercisable. The warrants expire on April 1, 2008 or sixty (60) days following a determination by the Company that the weighted average trading price of the common shares over a thirty (30) consecutive trading day period commencing after August 1, 2006 is $3.00 or greater.
(7) This amount includes (i) 150,000 shares of Common Stock issuable upon the exercise of options granted under Stock Option Plan of 1995 which are all currently vested and expire July 2007 and (ii) 900,000 shares of Common Stock as a restricted stock award under Mr. Gallagher’s Employment Agreement with the Company of which 131,715 were still restricted as of May 11, 2006. Mr. Gallagher is a current director and Named Executive Officer.
(8) This amount includes 1,500,000 shares of Common Stock as a restricted stock award under Mr. Krikorian’s employment agreement with the Company, amended of which 445,856 were still restricted as of May 11, 2006. Mr. Krikorian is a current director and Named Executive Officer.
(9) This amount includes 85,000 shares held NJA Holdings. Mr. Aynilian is a manager and a member of NJA holdings 2 LLC. Mr. Aynilian is a current director.
(10) Mr. Mason is a current director.
(11) This amount includes: (i) 90,000 shares of Common Stock as a restricted stock award under Mr. Boghossian’s employment agreement with GGLLC, of which 15,000 were still restricted as of May 11, 2006 and (ii) 10,000 shares of Common Stock granted to Mr. Boghossian as restricted stock pursuant to a Restricted Stock Award Agreement all of which were still restricted as of May 11, 2006.
(12) Mr. Hague is a current director.
(13) This amount includes: (i) 45,000 shares of Common Stock as a restricted stock award pursuant to Mr. Cleghorn’s employment agreement with GGLLC, (ii) 10,000 shares of Common Stock granted to Mr. Cleghorn as restricted stock pursuant to a Restricted Stock Award Agreement and (iii) 30,000 shares of Common Stock granted to Mr. Cleghorn as restricted stock pursuant to a Restricted Stock Award Agreement. All restricted shares granted to Mr. Cleghorn were still restricted as of May 11, 2006.
(14) This amount includes: (i) 45,000 shares of Common Stock as a restricted stock award pursuant to Mr. Pastorino’s employment agreement with GGLLC (ii) 5,000 shares of Common Stock granted to Mr. Pastorino as restricted stock pursuant to a Restricted Stock Award Agreement and (iii) 30,000 shares of Common Stock granted to Mr. Pastorino as restricted stock pursuant to a Restricted Stock Award Agreement. All shares granted to Mr. Pastorino were still restricted as of May 11, 2006.
(15) This amount includes 40,000 shares of Common Stock as a restricted stock award pursuant to Mr. Caesar’s employment agreement with GGLLC. As of May 11, 2006, 30,000 shares remain restricted.
(16) This amount includes 40,000 shares of Common Stock as a restricted stock award pursuant to Mr. Dulman’s employment agreement with GGLLC. As of May 11, 2006, 30,000 shares remain restricted.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
     It is our policy that all employees must avoid any activity that is or has the appearance of being hostile, adverse or competitive with Global Gold, or that interferes with the proper performance of their duties, responsibilities or loyalty to Global Gold.
     In addition to the Global Gold policy described above, the SEC has specific disclosure requirements covering certain types of transactions involving Global Gold and a director, executive officer or other specified party. With regard to SEC rules, we have not engaged in any transaction, or series of similar transactions, since the beginning of 2004, or any currently proposed transaction, or series of similar transactions, to which Global Gold or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which any of our directors, executive officers, nominees for election as a director, beneficial owners of more than 5% of our Common Stock or members of their immediate family had, or will have, a direct or indirect material interest.
     None of the following persons has been indebted to Global Gold or its subsidiaries at any time since the beginning of 2004: any of our directors or executive officers; any nominee for election as a director; any member of the immediate family of any of our directors, executive officers or nominees for director; any corporation or organization of which any of our directors, executive officers or nominees is an executive officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities (except trade debt entered into in the ordinary course of business); and any trust or other estate in which any of the directors, executive officers or nominees for director has a substantial beneficial interest or for which such person serves as a trustee or in a similar capacity.
     We do not believe that in any material circumstance either Global Gold or another corporation or organization is a sole-source supplier to the other with regard to the any good or service. We also do not believe that in any case the director, executive officer or nominee for director receives any compensation from the other corporation or organization that is directly linked to the revenue or profits of the Global Gold-related business.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
     On May 10, 2006, at the Audit Committee of the Company approved the engagement of Sherb & Co., LLP as the Company’s independent auditors for the fiscal year 2006 and dismissed Allen G. Roth P.A., effective May 15, 2006. Due to the growth of the Company and the increased complexity of its operation, the Audit Committee decided to seek a firm with broader experience and capacity to audit the Company’s financial statements. The appointment of Sherb & Co, LLP will be effective on May 15, 2006. Sherb & Co will continue to rely on Grant Thornton Amyot LLC as the auditors for GGLLC, Mego Gold LLC and SHA LLC, subsidiaries of the Company.
     The audit reports of Allen G. Roth P.A. on the financial statements of the Company as of and for the years ended December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report of Allen G. Roth P.A. on the financial statements of the Company as of and for the year ended December 31, 2005 noted that such financials were prepared assuming that the Company would continue as a going concern and did not include adjustments that might be necessary should the Company be unable to continue as a going concern. Subsequent to December 31, 2005, the Company has raised an additional $13,000,000 of equity capital in a private placement and accordingly believes that it has addressed the going concern issue.
     In connection with the audits of the two fiscal years ended December 31, 2005 and 2004, and in the subsequent interim period through March 31, 2006, there have been no (1) disagreements with Allen G. Roth P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Allen G. Roth P.A., would have caused Allen G. Roth P.A. to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events as described under Item 304(a)(1)(iv)(c) of Regulation S-B.
     The Company has requested Allen G. Roth P.A. to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.
     During the two most recent fiscal years ended December 31, 2005 and December 31, 2004, and in the subsequent interim period through March 31, 2006, the Company did not consult with Sherb & Co. LLP regarding any of the matters or events set forth in Item 304(E)(2)(i) and (ii) of Regulation S-B.

     The following table sets forth the fees that we paid or accrued for the audit and other services provided by Allen G. Roth, P.A., our former independent auditors in fiscal year 2005 and Grant Thornton Amyot LLC in fiscal year 2005:

	Grant Thornton Amyot LLC		Allen G. Roth, P.A.
	2005	2004	2005	2004
Audit Fees	$7,947	—	$25,000	$24,000
Audit-Related Fees	—	—	$6,000	$6,000
Tax Fees	—	—	—	—
All Other Fees	—	—	—	—
Total	$7,947	—	$31,000	$30,000
     Audit Fees. This category includes the audit of our annual financial statements, reviews of financial statements included in our Quarterly Reports on Form 10-QSB, and services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the listed fiscal years. This category also includes fees for advice on accounting matters that arose during, or as a result of, the annual audit or the reviews of interim financial statements.
     Audit-Related Fees. This category consists of assurance and related services provide by Allen G. Roth and Grant Thornton that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include benefit plan audits, other accounting consulting, vendor compliance audits, royalty audits and due diligence services rendered in connection with acquisitions of our franchised operations.
     Tax Fees. This category consists of professional services rendered by Allen G. Roth and Grant Thornton, primarily in connection with strategic planning with respect to possible acquisitions.
     All Other Fees. This category consists of fees for subscriptions and other miscellaneous items.
     Pre-Approval Policies and Procedures. In accordance with the Audit Committee Charter, the Audit Committee reviews and approves in advance on a case-by-case basis each engagement (including the fees and terms thereof) by us of accountants who will perform permissible non-audit services or audit, review or attest services for the Company. The Audit Committee is authorized to establish detailed pre-approval policies and procedures for pre-approval of such engagements without a meeting of the Audit Committee, but the Audit Committee has not established any such pre-approval procedures at this time.
     All audit fees, audit-related fees, tax fees and all other fees of our principal accountant for 2005 were pre-approved by the Audit Committee in accordance with the Audit Committee Charter and its policy on permissible non-audit service or audit, review or attest services for the Company to be provided by its independent auditors, and no such approval was given through a waiver of such policy for the de minimus amounts or under any of the other circumstances as prescribed by the Exchange Act.
     In accordance with the Audit Committee Charter, the Audit Committee has selected appointed Sherb & Co., LLP as our independent auditors for the year ending December 31, 2006, the Board of Directors has concurred in an advisory capacity with the selection, and the selection is now being submitted to the stockholders at the annual meeting for their ratification or rejection. If the stockholders do not ratify the selection of Sherb & Co., LLP as the independent auditors, the Audit Committee will reconsider whether to engage Sherb & Co., LLP but may ultimately determine to engage that firm or another audit firm without re-submitting the matter to stockholders. Even if the stockholders ratify the selection of Sherb & Co., LLP the Audit Committee may in its sole discretion terminate the engagement of Sherb & Co., LLP and direct the appointment of another independent auditor at any time during the year, although it has no current intention to do so.
     Representatives of Allen G. Roth, P.A. and Sherb & Co., LLP are not expected to be present at the Annual Meeting.
     The Board of Directors hereby requests that the stockholders ratify the appointment of Sherb & Co., as the independent auditors of the Company.
     The Board of Directors recommends a vote “FOR” the ratification of the appointment of Sherb & Co., LLP as independent auditors

PROPOSAL 3: APPROVAL OF THE GLOBAL GOLD CORPORATION 2006 STOCK INCENTIVE PLAN
At the Annual Meeting, the Company will request stockholders to consider and act upon a proposal to approve the Global Gold Corporation 2006 Stock Incentive Plan. The Global Gold Corporation 2006 Stock Incentive Plan has been established in accordance with current legal standards and tax requirements. The Stock Option Plan of 1995 terminated in June of 2005 and no further options were granted.
The Board of Directors approved the Global Gold Corporation 2006 Stock Incentive Plan on May 10, 2006 and recommended the stockholders approve the adoption thereof. The purpose of the Global Gold Corporation 2006 Stock Incentive Plan is to enable the Company to attract and retain employees, consultants and directors who contribute to the Company’s success by their ability, ingenuity and industry, and to enable such individuals to participate in the long-term success and growth of the Company by giving them an equity interest in the Company.
Description of the Global Gold Corporation 2006 Stock Incentive Plan
The following summary of certain major features of the Global Gold Corporation 2006 Stock Incentive Plan is subject to the specific provisions contained in the full text of the Global Gold Corporation 2006 Stock Incentive Plan as set fort as Exhibit B.
Eligible Participants: Any employee, director, consultant, officer, advisor of the Company is eligible to be a designated participant under the Global Gold Corporation 2006 Stock Incentive Plan.
Types of awards: Awards under the plan may be in the form of (i) Stock Options, (ii) rights to purchase Restricted Stock of the Company; (iii) Deferred Stock; and (iv) Stock Appreciation Rights (all as defined in the Global Gold Corporation 2006 Stock Incentive Plan).
Shares Subject to Plan: A total of three million (3,000,000) shares of Common Stock have been reserved for issuance under the Global Gold Corporation 2006 Stock Incentive Plan. In the event of any change in the Common Stock, such as a stock split or stock dividend, appropriate adjustments or substitutions in the number and kind of shares to be granted under the Global Gold Corporation 2006 Stock Incentive Plan. In the event of any major corporate transaction, such as a merger of consolidation, the Board may make appropriate adjustments or substitutions in the number and kind of shares to be granted under the Global Gold Corporation 2006 Stock Incentive Plan.
Term of Plan: The Global Gold Corporation 2006 Stock Incentive Plan has a ten — year term. If approved by the stockholders, it will be effective as of June 15, 2006 and will expire on June 15, 2016.
Administration: The Global Gold Corporation 2006 Stock Incentive Plan is administered by the Compensation Committee, the members of which are appointed from time to time by the Board of Directors.
Amendment: The Board of Directors may amend the Global Gold Corporation 2006 Stock Incentive Plan as it deems proper and in the best interest of the Company without further approval by stockholders, unless and to the extent that is required by applicable law or by the rules or regulations of any securities exchange or regulatory agency or to qualify for an exemption under Rule 16b-3 if the Exchange Act. In particular, the Board of Directors has the authority to amend the Global Gold Corporation 2006 Stock Incentive Plan without stockholder approval to take into account changes in law and tax and accounting rules as well as other developments, such as new rules that may be promulgated under Section 16 of the Exchange Act or as necessary to comply with new Section 409A of the Internal Revenue Code of 1986.
The Board of Directors believes that the approval of the Global Gold Corporation 2006 Stock Incentive Plan is in the best interest of all stockholders and, according, unanimously recommends a vote “FOR” the approval of the Global Gold 2006 Corporation Stock Incentive Plan.

OTHER MATTERS
Solicitation of Proxies
     The cost of solicitation of proxies in the form enclosed herewith will be paid by Global Gold. We expect to pay fees and expenses in the amount of $7,000 to American Registrar & Trust Company for services in connection with the solicitation of proxies. In addition to the solicitation of proxies by mail, our directors, officers and employees may also solicit proxies personally or by telephone without additional compensation for such activities. We will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. We will reimburse such holders for their reasonable expenses.
Stockholder Proposals
     For stockholder proposals to be included in our proxy materials relating to our Annual Meeting of Stockholders to be held in 2007 (the “2007 Annual Meeting”), all applicable requirements of Rule 14a-8 promulgated under the Exchange Act (“Rule 14a-8”) must be satisfied and such proposals must be received by us at our principal executive offices no later than December 31, 2006.
     All notices of proposals by stockholders, whether or not to be included in our proxy materials, should be mailed to: Global Gold Corporation, 45 East Putnam Avenue, Suite 118, Greenwich, Connecticut 06830, Attn: Van Z. Krikorian, Secretary.
Other Matters
     The Board of Directors does not know of any matters other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the best judgment of the proxy holders.

By Order of the Board Of Directors

Van Z. Krikorian
Secretary

Dated: May 19, 2006

Exhibit A
COMPENSATION COMMITTEE CHARTER

CHARTER OF THE
COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF
THE GLOBAL GOLD CORPORATION
(adopted May 10, 2006)
I.	Purpose
          The Board of Directors (the “Board”) of Global Gold Corporation, (the “Company”) has established the Compensation Committee of the Board (the “Committee”) for the purpose of (i) discharging the responsibilities of the Board with respect to the compensation of the Chief Executive Officer of the Company (the “CEO”), the other executive officers of the Company and members of the Board, and under the Company’s incentive and equity-based plans and (ii) producing an annual report on executive compensation to be included in the Company’s annual proxy statement, in accordance with the rules and regulations of the New York Stock Exchange, Inc. (the “NYSE”), the Securities and Exchange Commission (the “SEC”) and any other applicable rules or regulations.
II.	Structure and Operations
A.	Composition and Qualifications
               (1) The Committee shall be comprised of three or more members of the Board, each of whom is (i) determined by the Board to be “independent” for such purposes under the rules of the NYSE, including Rule 303A thereof1, (ii) a “non-employee director” under

[1]	A director cannot be “independent” for NYSE purposes if, during the previous three years, the director was an employee of the Company or an immediate family member of the director was an executive officer of the Company. A director also cannot be “independent” for NYSE purposes if the director (or an immediate family member is an executive officer position):
•	has received compensation from the Company that exceeds $100,000 per year (other than director and committee fees, pension or other forms of deferred compensation for prior service) or compensation from the Company that exceeds $100,000 per year within the previous three years;

•	is affiliated with or employed by a present or former auditor of the Company until three years after the end of the affiliation or the employment or auditing relationship;

•	is employed as an executive officer of another company where any of the Company’s present executives serves on the compensation committee until three years after the end of such service or the employment relationship; or

•	is an executive officer or, in the case of a director only (i.e., but not immediate family members), an employee of a company (i) that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of (x) $1 million or (y) 2% of such other company’s consolidated gross revenues, until three years after falling below such threshold.

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Rule 16b-3 promulgated under Section 6 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) and (iii) an “outside director” under Section 162(m) of the Internal Revenue Code of 1986, as amended, and any other applicable laws, rules or regulations in effect from time to time.
               (2) No member of the Committee shall receive compensation other than (i) director’s fees for service as a director of the Company, including reasonable compensation for serving on the Committee as well as regular benefits that other directors receive (including equity-based awards) and (ii) a pension or similar compensation for past performance, provided that such compensation is not contingent on continued or future service to the Company.
               (3) The Committee may form and delegate authority to one or more subcommittees made up of one or more of its members, as it deems appropriate from time to time.
B.	Appointment and Removal
          The members of the Committee shall be appointed by the Board and shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board.
C.	Chairman
          Unless a Chairman is elected by the full Board, the members of the Committee shall designate a Chairman by the majority vote of the Committee. The Chairman shall be entitled to cast a vote to resolve any ties. The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.
III.	Meetings
          The Committee shall meet at least annually, or more frequently as circumstances dictate. When necessary and appropriate, telephone meetings may be held. The presence of a majority of the Committee members will constitute a quorum for the transaction of business.
IV.	Duties and Responsibilities
          The following functions shall be the common recurring activities and guiding principles of the Committee in carrying out its responsibilities outlined in Article I of this Charter. These functions should serve as a guide. The Committee may carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal or other conditions. The Committee shall also carry out any other duties and responsibilities delegated to it by the Board.
          The Committee is empowered to evaluate or investigate any matter of interest or concern that the Committee deems appropriate. The Committee shall have the sole authority to retain an outside compensation consultant or other advisors for this purpose, including the sole authority to approve the fees payable to such advisors and any other terms of retention. The Company

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shall also provide funding, as determined by the Committee, for payment of ordinary administrative expenses of the Committee.
A.	CEO Compensation
(1)	Review and approve corporate goals and objectives relevant to CEO compensation.

(2)	Evaluate the performance of the CEO in light of such corporate goals and objectives.

(3)	Based on the evaluation, determine and approve the compensation level of the CEO, including salary, benefits, stock options and any other compensation. The Committee may do this as the Committee or in consultation with other “independent” directors under the rules of the NYSE (as directed by the Board), and nothing herein shall preclude members of the Committee from discussing these matters with the Board.
B.	Non-CEO Executive and Director Compensation
(1)	Recommend to the Board for approval the compensation levels for each non-CEO executive officer, including the salary, benefits, stock options and any other compensation.

(2)	Recommend to the Board for approval the compensation levels for the members of the Board, including payment schedules and stock options.
C.	Principles of Compensation
(1)	Ensure that all compensation paid by the Company, whether in the form of salaries, benefits, stock options or any other compensation, are internally equitable and externally competitive.

(2)	Ensure that all compensation packages shall include both salary and performance components, and recommended compensation levels have a reasonable relationship to salaries in industry peer groups, if ascertainable.

(3)	Ensure that the Committee is diligent in ascertaining that its compensation recommendations will be adequate to attract, motivate, and retain quality talent, linked to actual performance and responsibilities.
D.	Company Plans
(1)	Exercise all rights, authority and functions of the Board under all of the Company’s incentive-compensation plans and equity-based plans, including without limitation, the authority to interpret the terms thereof, and to make stock awards and grant options thereunder; provided, however, that except as otherwise expressly authorized to do so by a plan

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or resolution of the Board, the Committee shall not be authorized to amend any such plan. To the extent permitted by applicable law and the provisions of a given incentive-compensation or equity-based plan, and consistent with the requirements of applicable law and such incentive-compensation or equity-based plan, the Committee may delegate to one or more executive officers of the Company the power to make stock awards and grant options pursuant to such incentive-compensation or equity-based plan to employees of the Company who are not directors or executive officers of the Company.

(2)	Review and recommend changes to the Company’s incentive-compensation plans and equity-based plans (or amendments thereto), and review and recommend any other incentive-compensation or equity-based plans (or amendments thereto) that are not otherwise subject to the approval of the shareholders.
E.	Investigations, Studies and Reports
(1)	Conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including by requesting any officer, employee or advisor of the Company to meet with the Committee or any advisors engaged by the Committee.

(2)	Prepare any studies, as the Committee deems necessary, in order to determine adequate and reasonable compensation for the CEO, the other executive officers of the Company and the members of the Board.

(3)	Prepare all reports required to be included in the Company’s proxy statement, in accordance with applicable NYSE and SEC rules and regulations, and any other reports required by applicable rules or regulations.

(4)	Report regularly to the full Board and prepare or cause to be prepared any report requested by the Board.

(5)	Maintain minutes of meetings and other activities of the Committee.
V.	Reliance on Information Provided
          In adopting this Charter, the Board acknowledges that the Committee members are not employees of the Company, and are not providing any expert or special assurance as to the Company’s compensation packages. Each member of the Committee shall be entitled to rely on the integrity of those persons and organizations within and outside the Company that provide information to the Committee by such persons or organizations absent actual acknowledge to the contrary.

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VI.	Annual Performance Evaluation
          The Committee shall perform a review and evaluation, at least annually, of its performance and that of its members, including, but not limited to, a review of the Committee’s compliance with this Charter. In addition, the Committee shall review and reassess, at least annually, the adequacy of this Charter and recommend to the Board any improvements to this Charter.

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Exhibit B
GLOBAL GOLD CORPORATION 2006 STOCK INCENTIVE PLAN

GLOBAL GOLD CORPORATION 2006
STOCK INCENTIVE PLAN
Effective as of June 15, 2006
               SECTION 1. Purpose.
               1.1 The purpose of the Stock Incentive Plan (the “Plan”) is to enable Global Gold Corporation, a Delaware corporation (the “Company”), and any Parent or Related Company (as defined below) to attract and retain employees, consultants and directors who contribute to the Company’s success by their ability, ingenuity and industry, and to enable such individuals to participate in the long-term success and growth of the Company by giving them an equity interest in the Company.
               SECTION 2. Types of Awards.
               2.1 Awards under the Plan may be in the form of (i) Stock Options (as hereinafter defined), (ii) rights to purchase Restricted Stock of the Company (as hereinafter defined); (iii) Deferred Stock (as hereinafter defined); and (iv) Stock Appreciation Rights (as hereinafter defined).
               2.2 An eligible Participant may be granted one or more types of Awards. Each Award shall be evidenced by a related Award letter or agreement.
               SECTION 3. Administration.
               3.1 The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the “Board”) or such other committee appointed either by the Board or by the Compensation Committee of the Board; provided, however, to the extent determined necessary to satisfy the requirements for exemption from Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to the acquisition or disposition of securities hereunder, action by the Committee may be by a committee composed solely of two or more “non-employee directors,” within the meaning of Rule 16b-3 as promulgated under Section 16(b) of the Exchange Act, appointed by the Board or by the Compensation Committee of the Board, and provided further, to the extent determined necessary to satisfy the requirements for the exception for “qualified performance- based compensation” under Section 162(m) of Code, with respect to awards hereunder, action by the Committee may be by a committee comprised solely of two or more “outside directors,” within the meaning of Code Section 162(m), appointed by the Board or by the Compensation Committee of the Board.
               3.2 The Committee shall have the authority to grant Awards to eligible Participants under the Plan; to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award granted under the Plan; to establish, amend and rescind any rules and

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regulations relating to the Plan; and to make any other determinations that it deems necessary or desirable for the administration of the Plan. In particular, and without limiting its authority and powers, the Committee shall have the authority:
(a)	to determine whether and to what extent any Award or combination of Awards will be granted hereunder;

(b)	to select the Participants to whom Awards will be granted;

(c)	to determine the number of shares of Stock of the Company to be covered by each Award granted hereunder;

(d)	to determine the terms and conditions of any Award granted hereunder, including, but not limited to, any vesting or other restrictions based on performance and such other factors as the Committee may determine, and to determine whether the terms and conditions of the Award are satisfied;

(e)	to determine the treatment of Awards upon an Participant’s retirement, disability, death, termination for cause or other termination of Employment;

(f)	to determine pursuant to a formula or otherwise the Fair Market Value of the Stock on a given date;

(g)	to determine that amounts equal to the amount of any dividends declared with respect to the number of shares covered by an Award (including Stock Options) (i) will be paid to the holder of the Award currently, (ii) will be deferred and deemed to be reinvested, (iii) will otherwise be credited to the holder of the Award, or (iv) that the holder of the Award has no rights with respect to such dividends;

(h)	to determine whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an Award will be deferred either automatically or at the election of a Participant, including providing for and determining the amount (if any) of deemed earnings on any deferred amount during any deferral period;

(i)	to amend the terms of any Award, prospectively or retroactively; provided, however, that no amendment shall impair the rights of the Award holder without his or her consent; and

(j)	to substitute new Stock Options for previously granted Stock Options, or for options granted under other plans, in each case including previously granted options having higher option prices.
          3.3 All determinations made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan Participants and their beneficiaries or successors.

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          3.4 The Committee may from time to time delegate to one or more officers of the Company, a Parent or any Related Company any or all of its authorities granted hereunder except with respect to awards granted to persons subject to Section 16 of the Exchange Act. The Committee shall specify the maximum number of shares that the officer or officers to whom such authority is delegated may issue pursuant to Awards made hereunder.
          3.5 Notwithstanding anything in the Plan to the contrary, to the extent determined to be necessary to satisfy an exemption under Rule 16b-3 with respect to the grant of an Award hereunder (and, as applicable, with respect to the disposition to the Company of Stock hereunder), or if otherwise determined advisable by the Committee, the terms of the grant of Awards (and, as applicable, any related disposition to the Company) under the Plan shall be subject to the prior approval of the Board. Any prior approval of the Board, as provided in the preceding sentence, shall not otherwise limit or restrict the authority of the Committee to grant Awards under the Plan, including, but not limited to, the authority of the Committee to grant Awards qualifying for the exception for qualified performance-based compensation under Section 162(m) of the Code and the treasury regulations thereunder.
          SECTION 4. Stock Subject to Plan.
          4.1 The total number of shares of Stock reserved and available for distribution under the Plan shall be three million (3,000,000). The shares of Stock hereunder may consist of authorized but unissued shares or treasury shares. No more than 400,000 shares of Stock shall be available for distribution under the Plan to any single individual with respect to any Stock Options awarded hereunder, and no single individual shall be granted Stock Appreciation Rights hereunder related to more than 150,000 shares of Stock. The exercise of a Stock Appreciation Right for cash or the payment of any other Award in cash shall not count against either of these limits, nor shall it count against the aggregate share limit for the Plan described in this Section 4.1, except as may otherwise be provided under Section 162(m) of the Code, and the treasury regulations thereunder. Shares of Stock reserved and available for distribution under the Plan shall be subject to further adjustment as provided below.
          4.2 To the extent a Stock Option is surrendered, canceled or terminated without having been exercised, or an Award is surrendered, canceled or terminated without the Award holder having received payment of the Award, or shares awarded are surrendered, canceled, repurchased at less than fair market value or forfeited, the shares subject to such Award shall again be available for distribution in connection with future Awards under the Plan. Notwithstanding the foregoing, surrender, cancellation, termination or forfeiture of a Stock Option, award or issuance of shares of Stock to the extent provided under Code Section 162(m) and the treasury regulations thereunder, shall not be disregarded for purposes of applying the individual limit on available shares described in Section 4.1 above. At no time will the overall number of shares issued under the Plan plus the number of shares covered by outstanding Awards under the Plan exceed the aggregate number of shares authorized under the Plan. At no time will the number of shares issued under the Plan to any individual plus the number of shares covered by a previous award to such individual under the Plan with respect to a Stock Option or Stock Appreciation Right, whether or not outstanding, exceed the maximum number of shares which may be distributed with respect to Stock Options or Stock Appreciation Rights granted under the Plan to any individual.

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               4.3 In the event of any merger, reorganization, consolidation, sale of all or substantially all of the Company’s assets, recapitalization (collectively, a “Reorganization”), Stock dividend, Stock split, spin-off, split-up, split-off, distribution of assets (including cash) or other change in corporate structure affecting the Stock, the Committee may in its sole discretion, in such manner as it deems equitable, adjust any and all of (i) the number of shares of Stock or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, (ii) the aggregate number of shares of Stock available for distribution under the Plan to any single individual with respect to a Stock Option awarded hereunder (iii) the aggregate number of shares of Stock that relate to Stock Appreciation Rights that may be granted to any single individual hereunder, (iv) the number of shares of Stock or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (v) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award in consideration for the cancellation of such Award. In addition, in the event of a Reorganization, the Committee shall have the right to cause the Company, and all Awards shall be subject to such right, to repurchase or cash-out all Awards upon such terms and conditions as the Committee shall deem appropriate in its sole discretion.
               SECTION 5. Eligibility.
               Any employee, director, consultant, officer, advisor of the Company, its Parent, if any, or a Related Company or other individual is eligible to be designated a Participant under the Plan by the Committee, in its sole discretion, to the extent such eligibility does not prevent the Plan and Awards under the Plan from being covered by Rule 701 promulgated under the Securities Act of 1933, as amended.
               SECTION 6. Stock Options.
               6.1 The Stock Options awarded under the Plan may be of two types: (i) Incentive Stock Options within the meaning of Section 422 of the Code or any successor provision thereto; and (ii) Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option; provided that such Stock Option (or portion thereof) otherwise complies with the Plan’s requirements relating to Non-Qualified Stock Options. In no event shall any member of the Committee, the Company, its Parent, if any, or any Related Company or their respective employees, officers or directors, have any liability to any Participant or any other person due to the failure of a Stock Option to qualify for any reason as an Incentive Stock Option.
               6.2 Stock Options granted under the Plan shall be evidenced by the related Award letter or agreement and shall be subject to the foregoing and following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:
(a)	Option Price. The option price per share of Stock purchasable under a Stock Option shall be the Fair Market Value of the Stock as of the date of grant.

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(b)	Option Term. The term of each Stock Option shall be determined by the Committee, but in no case shall the term of a Stock Option exceed ten years.

(c)	Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; but in no event shall an Option be exercisable more than ten years after the date it is granted. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time in whole or in part.

(d)	Method of Exercise. Except as otherwise provided in the Plan or in an Award letter or agreement, Stock Options may be exercised in whole or in part at any time during the option period, to the extent then exercisable, by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment of the purchase price. Payment of the purchase price shall be made in such manner as the Committee may provide in the Award letter or agreement, which may include cash (including cash equivalents), delivery of unrestricted shares of Stock owned by the Participant for at least six months (or such other period as established from time to time by the Committee) or subject to Awards hereunder, any other manner permitted by law as determined by the Committee, or any combination of the foregoing. The Committee may provide that all or part of the shares received upon the exercise of a Stock Option which are paid for using Restricted Stock or Deferred Stock shall be restricted or deferred in accordance with the original terms of the Restricted Stock or Deferred Stock so used.

(e)	No Stockholder Rights. A Participant shall have neither rights to dividends (other than amounts credited in accordance with Section 3.2(g) above) nor other rights of a stockholder with respect to shares subject to a Stock Option until the Participant has given written notice of exercise, has paid for such shares of Stock, and if applicable has satisfied any other conditions imposed by the Committee pursuant to the Plan.

(f)	Surrender Rights. The Committee may provide that options may be surrendered for cash upon any terms and conditions set by the Committee.

(g)	Non-transferability. No Stock Option shall be transferable by the Participant other than by will or by the laws of descent and distribution. During the Participant’s lifetime, all Stock Options shall be exercisable only by the Participant.

(h)	Termination of Employment. If a Participant’s Employment with the Company, its Parent, or a Related Company terminates by reason of death, disability, retirement, voluntary or involuntary termination or otherwise, the Stock Option shall be exercisable to the extent permitted in the Award

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agreement. In no event shall the Committee extend an exercise period for any outstanding Award that would cause the Award to fail to comply with Section 409A of the Code.
               6.3 Notwithstanding the provisions of Section 6.2 above, no Incentive Stock Option shall (i) have an option price which is less than 100% of the Fair Market Value of the Stock on the date of the award of the Incentive Stock Option (or, in the case of a Participant who owns Stock possessing more than 10% of the total voting power of all classes of stock of the Company (or its Parent or subsidiary corporation) (a “10% shareholder”), have an option price which is less than 110% of the fair market value of the Stock on the date of grant), (ii) be exercisable more than ten years (or, in the case of a 10% shareholder, five years) after the date such Incentive Stock Option is awarded, or (iii) be awarded more than ten years after the date of the adoption of the Plan. Notwithstanding anything to the contrary in this Plan, only employees of the Company or a Parent or subsidiary of the Company (as defined in Sections 424(e) and 424(f)), respectively, of the Code) shall be eligible to receive Awards of Incentive Stock Options. By accepting an Incentive Stock Option granted under the Plan, each such Participant agrees, and any agreement or letter evidencing such option grant shall so provide, that he or she will notify the Company in writing immediately after such Participant disposes of Stock acquired upon the exercise of an Incentive Stock Option either (i) within two years after the date of grant of such Incentive Stock Option or (ii) within one year after the transfer of such Stock to the Participant.
               SECTION 7. Restricted Stock.
               Subject to the following provisions, all Awards of rights to purchase Restricted Stock shall be in such form and shall have such terms and conditions as the Committee may determine:
(a)	The Restricted Stock Award shall specify the number of rights to purchase and number of shares of Restricted Stock that may be purchased, the price, if any, to be paid by the recipient of the rights to purchase Restricted Stock (which shall in no event be less than par value), and the date or dates on which, or the conditions upon the satisfaction of which, the Restricted Stock will vest. The vesting of Restricted Stock may be conditioned upon the completion of a specified period of service with the Company or a Related Company, upon the attainment of specified performance goals or upon such other criteria as the Committee may determine.

(b)	Stock certificates representing the Restricted Stock awarded to a Participant shall be registered in the Participant’s name, but the Committee may direct that such certificates be held by the Company on behalf of the Participant. Except as may be permitted by the Committee, no share of Restricted Stock may be sold, transferred, assigned, pledged or otherwise encumbered by the Participant until such share has vested in accordance with the terms of the Restricted Stock Award. At the time Restricted Stock vests, a certificate for such vested shares shall be

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delivered to the Participant (or his or her designated beneficiary in the event of death) free of all restrictions.

(c)	The Committee may provide that the Participant shall have the right to vote or receive dividends on Restricted Stock. The Committee may provide that Stock received as a dividend on, or in connection with a stock split of, Restricted Stock shall be subject to the same restrictions as the Restricted Stock.

(d)	Except as may be provided by the Committee, in the event of an Participant’s termination of Employment before all of his or her Restricted Stock has vested, or in the event any conditions to the vesting of Restricted Stock have not been satisfied prior to any deadline for the satisfaction of such conditions set forth in the Award, the shares of Restricted Stock which have not vested shall be forfeited, and the Committee shall provide that (i) the purchase price paid by the Participant with respect to such shares shall be returned to the Participant or (ii) a cash payment equal to such Restricted Stock’s Fair Market Value on the date of forfeiture, if lower, shall be paid to the Participant.

(e)	The Committee may waive, in whole or in part, any or all of the conditions to receipt of, or restrictions with respect to, any or all of the Participant’s Restricted Stock.
               SECTION 8. Deferred Stock Awards.
               Subject to the following provisions, all Awards of Deferred Stock shall be in such form and shall have such terms and conditions as the Committee may determine:
(a)	The Deferred Stock Award shall specify the number of shares of Deferred Stock to be awarded to any Participant and the duration or the period (the “Deferral Period”) during which, and the conditions under which, receipt of the Stock will be deferred. The Committee may condition the Award of Deferred Stock, or receipt of Stock or cash at the end of the Deferral Period, upon the attainment of specified performance goals or such other criteria as the Committee may determine.

(b)	Except as may be permitted by the Committee, Deferred Stock Awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period.

(c)	At the expiration of the Deferral Period, the Participant (or his or her designated beneficiary in the event of death) shall receive (i) certificates for the number of shares of Stock equal to the number of shares covered by the Deferred Stock Award, (ii) cash equal to the fair market value of such Stock or (iii) a combination of shares and cash, as the Committee may determine.

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(d)	Except as may be provided by the Committee, in the event of a Participant’s termination of Employment before the end of the Deferral Period, his or her Deferred Stock Award shall be forfeited.

(e)	The Committee may waive, in whole or in part, any or all of the conditions to receipt of, or restrictions with respect to, Stock or cash under a Deferred Stock Award.
               SECTION 9. Stock Appreciation Rights
               9.1 Grants. Subject to the provisions of the Plan, the Committee shall have the sole and complete authority to determine which Participants shall be granted Stock Appreciation Rights, the number of shares of Stock to be covered by each Stock Appreciation Right Award, the reference price thereof and the conditions and limitations applicable to the exercise thereof. Stock Appreciation Rights may be granted in tandem with Stock Option Awards, in addition to another Award or unrelated to another Award. Stock Appreciation Rights granted in tandem with or in addition to an Award may be granted either at the same time as the Award or at a later time.
               9.2 Exercise and Payment. A Stock Appreciation Right shall entitle the Participant to receive an amount equal to the excess of the Fair Market Value of shares of Stock to which the Award relates on the date of exercise of the Stock Appreciation Right over the amount specified by the Committee. The Committee shall determine whether a Stock Appreciation Right shall be settled in cash, shares of Stock or a combination of cash and Stock.
               9.3 Other Terms and Conditions. Subject to the terms of the Plan and any applicable Award letter or agreement, the Committee shall determine, at or after the grant of a Stock Appreciation Right, the term, methods of exercise, methods and form of settlement, and any other terms and conditions of and Stock Appreciation Right. Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of the Stock Appreciation Rights granted or exercised prior to such determination as well as Stock Appreciation Rights granted or exercised thereafter. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.
               SECTION 10. Tax Withholding.
               10.1 Each Participant shall, no later than the date as of which the value of an Award (or portion thereof) first becomes includible in the Participant’s income for applicable tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, local or other taxes of any kind required by law to be withheld with respect to the Award (or portion thereof). The obligation of the Company under the Plan shall be conditioned on such payment or arrangements, and the Company (and, where applicable, any Parent or any Related Company), shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant including, but not limited to, the right to withhold shares of stock otherwise deliverable to the Participant with respect to any Awards hereunder.

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               10.2 To the extent permitted by the Committee, and subject to such terms and conditions as the Committee may provide, a Participant may irrevocably elect to have the withholding tax obligation or any additional tax obligation with respect to any Awards hereunder satisfied by (i) having the Company withhold shares of Stock otherwise deliverable to the Participant with respect to the Award, (ii) delivering to the Company shares of unrestricted Stock, or (iii) through any combination of withheld and delivered shares of Stock, as described in (i) and (ii).
               SECTION 11. Amendments and Termination.
               The Board or the Committee may amend, alter or discontinue the Plan at any time. No such action of the Board or the Committee shall require the approval of the stockholders of the Company, unless such stockholder approval is required by applicable law or by the rules or regulations of any securities exchange or regulatory agency, or is otherwise determined necessary or desirable, in the sole discretion of the Committee, to enable transactions associated with grants of Stock Options, Stock Appreciation Rights, rights to purchase Restricted Stock, or Deferred Stock Awards and purchases of Restricted Stock to qualify for an exemption from Section 16(b) of the Exchange Act or to qualify for the exception for qualified performance-based compensation under Section 162(m) of the Code. No amendment or discontinuation of the Plan shall adversely affect any Award previously granted without the Award holder’s written consent. To the extent necessary to enable options granted hereunder to constitute Incentive Stock Options, any amendments to the provisions of this Plan relating to Incentive Stock Options shall require stockholder approval before such amendments are effective.
               SECTION 12. Change in Control.
               12.1 Unless otherwise determined by the Committee at the time of grant or by amendment (with the holder’s consent) of such grant, in the event of the earliest to occur (after the Effective Date of the Plan) of (i) the occurrence of a Change in Control, or (ii) the publication or dissemination of an announcement of action intended to result in a Change in Control, and solely with respect to Awards held by an individual in service with the Company or a Related Company at the time of any such event described in (i) above:
(a)	all outstanding Stock Options and Stock Appreciation Rights awarded under the Plan shall become fully exercisable and vested; and

(b)	the restrictions and deferral limitations applicable to any outstanding Restricted Stock and Deferred Stock Awards under the Plan shall lapse and such shares and Awards shall be deemed fully vested.
               SECTION 13. General Provisions.
               13.1 Each Award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body or (iii) an agreement by the recipient of an Award with respect to the disposition of Stock is necessary or desirable (in

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connection with any requirement or interpretation of any federal or state securities law, rule or regulation) as a condition of, or in connection with, the granting of such Award or the issuance, purchase or delivery of Stock thereunder, such Award shall not be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.
               13.2 Nothing set forth in this Plan shall prevent the Board from adopting other or additional compensation arrangements. Neither the adoption of the Plan nor the granting of any Award hereunder shall confer upon any Participant any right to continued Employment and shall not lessen or affect the Company or any other entity’s right to terminate the Employment of such Participant.
               13.3 Determinations by the Committee under the Plan relating to the form, amount, and terms and conditions of Awards need not be uniform, and may be made selectively among persons who receive or are eligible to receive Awards under the Plan, whether or not such persons are similarly situated.
               13.4 No member of the Board or the Committee, nor any officer or employee of the Company, its Parent or a Related Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan, and all members of the Board and the Committee, and all officers or employees of the Company, its Parent and Related Companies acting on their behalf, shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.
               13.5 Notwithstanding any other provision of this Plan, to the extent necessary to permit Awards to be treated as not providing for the deferral of compensation, within the meaning of Internal Revenue Code Section 409A and the rules, regulations and guidance thereunder, in no event (i) shall an Award’s exercise price or reference price be less than the fair market value of the Stock underlying such Award on the date the Award is granted or (ii) shall an Award provide for the further deferral of compensation other than the deferral of recognition of income until the later of the date such Award is exercised or disposed of.
               SECTION 14. Effective Date and Duration.
               The Plan shall be effective on June 15, 2006, subject to approval by the Company’s stockholders (the “Effective Date”). No Awards of Stock Options, Stock Appreciation Rights, rights to purchase Restricted Stock, or Deferred Stock shall be made under the Plan after June 15, 2016.
               SECTION 15. Definitions.
               As used in this Plan, the following terms shall have the meanings set forth below:
“Award” shall mean and Stock Option Award, Restricted Stock Award, Deferred Stock Award or Stock Appreciation Right Award granted pursuant to this Plan.

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               “Board” shall mean the Board of Directors of the Company.
               “Change in Control” shall mean any of the following events:
(a)	any person or group, is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), except that a person shall be deemed to have “beneficial ownership” of all shares that any such person has the right to acquire whether such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time ), directly or indirectly of more than 50% of the total voting power of the voting stock of the Company, including by way of merger, consolidation or otherwise; or

(b)	the sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the Company’s assets to any “person” or “group” as defined in Section 13(d) and 14(d) of the Exchange Act; or

(c)	during any period of two consecutive years, individuals who at the beginning of such period were members of the Board cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by the Company’s stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period).
“Code” shall mean the Internal Revenue Code of 1986, as amended or any successor thereto.
“Committee” shall mean the Compensation Committee of the Board or such other committee appointed either by the Board or by the Compensation Committee of the Board.
“Deferred Stock” shall mean any Stock granted pursuant to Section 8 of the Plan.
“Employment” shall be deemed to refer to (i) a Participant’s employment if the Participant is an employee of the Company, its Parent or a Related Company; (ii) a Participant’s services as a consultant, if the Participant is a consultant to the Company, its Parent or a Related Company; (iii) a Participant’s services as a non-employee director, if the Participant is a non-employee member of the Board; and (iv) a Participant’s service as an advisor, if the Participant is an advisor to the Company, its Parent or a Related Company.
“Fair Market Value” shall mean on a given date, (i) if there should be a public market for the Stock on such date, the arithmetic mean of the high and low prices of the Stock as reported on such date on

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the composite tape of the principle national securities exchange on which such shares of Stock are listed or admitted to trading, or, if the Stock is not listed or admitted on any national securities exchange, (x) the arithmetic mean of the per share closing bid price and per share closing asked price of the Stock on such date or (y) the average of the high and low sale price, as quoted on the National Association of Securities Dealers Automated Quotation System (or such market in which such prices are regularly quoted) (the “NASDAQ”), or, if no sale of Stock shall have been reported on the composite tape of any national securities exchange or quoted on the NASDAQ on such date, then the immediately preceding date on which sales of the Shares have been so reported or quoted shall be used and (ii) if there should not be a public market for the Stock on such date, the Fair Market Value of the of the Stock shall be the value established by the Committee in good faith.
“Incentive Stock Option” shall mean any Stock Option granted pursuant to Section 6 of the Plan that satisfies the requirements for treatment as an Incentive Stock Option pursuant to Section 422 of the Code.
“Non-Qualified Stock Option” shall mean a Stock Option granted pursuant to Section 6 of the Plan that does not constitute an Incentive Stock Option.
“Parent” shall have the meaning set forth in Section 424(e) of the Code.
“Participant” shall mean an employee, director, consultant, officer, advisor of the Company, its Parent, if any, or a Related Company or other individual as designated by the Committee, in its sole discretion, to the extent such designation does not prevent the Plan and Awards under the Plan from being covered by Rule 701 promulgated under the Securities Act of 1933, as amended.
“Plan” shall mean the Global Gold Corporation 2006 Stock Incentive Plan.
“Related Company” shall mean at the time of grant any corporation, partnership, joint venture or other entity in which the Company owns, directly or indirectly, more than a 50% beneficial ownership interest.
“Restricted Stock” shall mean any Stock granted under Section 7 of the Plan.
“Stock” shall mean shares of common stock of the Company.

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“Stock Appreciation Right” shall mean a stock appreciation right granted pursuant to Section 9 of the Plan.
“Stock Options” shall collectively refer to Incentive Stock Options and Non-Qualified Stock Options.
               SECTION 15. Governing Law.
               The validity, construction and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of New York.

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GLOBAL GOLD CORPORATION
This Proxy is Solicited on Behalf of The Board Of Directors
          The undersigned stockholder of Global Gold Corporation (the “Company”) hereby appoints Drury J. Gallagher and Van Z. Krikorian and each of them, with power of substitution to each, true and lawful Proxies of the undersigned and hereby authorizes them to represent and vote, as specified herein, all shares of Common Stock of the Company held of record by the undersigned as of the close of business on May 11, 2006 at the Annual Meeting of Stockholders of the Company to be held on June 15, 2005 at 10:00 a.m., local time, at Global Gold Corporation, located at 45 East Putnam Avenue, Suite 118, Greenwich, Connecticut 06830 (the “Annual Meeting”), and any adjournments or postponements thereof.
The shares represented by this proxy will be voted in the manner directed. If no direction is given, the shares will be voted FOR the five nominees of the Board of Directors listed in Proposal 1, FOR Proposal 2 and FOR Proposal 3. In their discretion, the Proxies are each authorized to vote upon such other matters as may properly come before the Annual Meeting and any adjournments or postponements thereof.

PROPOSAL 1. Election of Directors

☐ FOR all nominees listed below	☐ WITHHOLD authority to vote for all nominees listed below
To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below:
Drury J. Gallagher, Van Z. Krikorian, Nicholas J. Aynilian, Ian C. Hague, Michael T. Mason, Hrayr Agnerian
Our Board of Directors unanimously recommends a vote FOR each of the nominees named above.
PROPOSAL 2. To ratify and approve the appointment of Sherb & Co., LLP. as independent auditors of the Company for the fiscal year ending December 31, 2006.

☐ FOR PROPOSAL 2	☐ AGAINST PROPOSAL 2	☐ ABSTAIN ON PROPOSAL 2
Our Board of Directors unanimously recommends a vote FOR the approval of Proposal 2.
PROPOSAL 3. To approve the Global Gold Corporation 2006 Stock Incentive Plan.

☐ FOR PROPOSAL 3	☐ AGAINST PROPOSAL 3	☐ ABSTAIN ON PROPOSAL 3
Our Board of Directors unanimously recommends a vote FOR the approval of Proposal 3.
The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders, Proxy Statement dated May 23, 2006, the Company’s Form 10-KSB for fiscal year ended December 31, 2005 and the Company’s Form 10-QSB for quarter ended March 31, 2006.

Signature: Signature:		(This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)
Date:
PLEASE SIGN, DATE AND RETURN IMMEDIATELY